Exhibit 10.2

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of November 21, 2019 (this “Amendment”), among WRKCO INC. (formerly known as WESTROCK COMPANY), a Delaware corporation (the “Company”), the other Credit Parties, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), to the Credit Agreement dated as of March 7, 2018 (as amended by Amendment No. 1, dated as of February 26, 2019, and as further amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the other Credit Parties from time to time party thereto, the Administrative Agent and the Lenders referred to therein.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Credit Parties, the Lenders party hereto and the Administrative Agent desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.            Amendment.  Effective as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)          Section 1.1 of the Credit Agreement is amended by adding the following new definitions in alphabetical order:

““Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.”

““Beneficial Ownership Regulation” means 31. C.F.R. § 1010.230.”

““BofA Term Loan Agreement” means the Credit Agreement dated as of June 7, 2019 among the Parent Borrower, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent.”

(b)          Section 1.1 of the Credit Agreement is amended by replacing the term “Farm Credit Term Loan Facility” in its entirety with the following:

““Farm Credit Term Loan Facility” means the Credit Agreement, dated as of September 27, 2019, among WestRock Southeast, LLC, a Delaware limited liability company, as borrower, the guarantors from time to time party thereto, the lenders party thereto and CoBank, ACB, as administrative agent.”

(c)          Section 1.3 of the Credit Agreement is amended by adding the following new paragraph (v) at the end thereof:

(v)          Notwithstanding anything to the contrary contained herein, only those leases (assuming for purposes hereof that they were in existence on December 31, 2017) that would have constituted Capital Leases as of December 31, 2017, shall be considered Capital Leases hereunder and all calculations and deliverables under this Agreement or any other Credit Document shall be made or delivered, as applicable, in accordance therewith.

(d)          Article I of the Credit Agreement is hereby amended by adding the following new section immediately after Section 1.6:

“Section 1.7 Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.”

(e)          Clause (f) of Section 5.7 of the Credit Agreement is amended by replacing “[reserved]” with the following:

“to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification as promptly as practicable following any change in the information provided in the Beneficial Ownership Certification delivered to any Lender in relation to the Borrower that would result in a change to the list of beneficial owners identified in such certification”

(f)          Clause (a) of Section 6.1 of the Credit Agreement is amended by replacing “0.60” with “0.65”.

(g)          The final paragraph of Section 9.1 of the Credit Agreement is amended and restated in its entirety as follows:

“If at any time the Farm Credit Term Loan Facility, the BofA Term Loan Agreement, the 2015 Credit Agreement or any other Credit Document (as defined in the Farm Credit Term Loan Facility, the BofA Term Loan Agreement or the 2015 Credit Agreement, as applicable) or the documentation for any replacement credit facilities therefor, includes (a) representations and warranties, covenants or events of default (including related definitions) in favor of a Lender (as defined in the Farm Credit Term Loan Facility, the BofA Term Loan Agreement or the 2015 Credit Agreement, as applicable), or lender under any such replacement credit facilities, that are not provided for in this Agreement or the other Credit Documents, (b) representations and warranties, covenants or events of default (including related definitions) in favor of a Lender (as defined in the Farm Credit Term Loan Facility, the BofA Term Loan Agreement or the 2015 Credit Agreement, as applicable), or lender under any such replacement credit facilities, that are more restrictive than the same or similar provisions provided for in this Agreement and the other Credit Documents and/or (c) requirements for the Farm Credit Term Loan Facility or the credit facilities under the BofA Term Loan Agreement or the 2015 Credit Agreement to be secured by collateral or guaranteed by Domestic Subsidiaries of Holdco that are not already Guarantors (any or all of the foregoing, collectively, the “Most Favored Lender Provisions”) (in the case of each of the Most Favored Lender Provisions, other than any differences between the Farm Credit Term Loan Facility, the BofA Term Loan Agreement, the 2015 Credit Agreement and the other Credit Documents (as defined in the Farm Credit Term Loan Facility, the BofA Term Loan Agreement or the 2015 Credit Agreement, as applicable), on the one hand, and this Agreement and the other Credit Documents, on the other hand, existing as of the Closing Date (or otherwise consistent with such differences)), then (i) such Most Favored Lender Provisions shall immediately and automatically be deemed incorporated into this Agreement and the other Credit Documents as if set forth fully herein and therein, mutatis mutandis, and no such incorporated provision may thereafter be waived, amended or modified except pursuant to the provisions of this Section 9.1, and (ii) the Borrower and the Guarantors shall promptly, and in any event within five (5) days after entering into any such Most Favored Lender Provisions, so advise the Administrative Agent in writing.  Thereafter, upon the request of the Required Lenders, the Borrower and the Guarantors shall enter into an amendment to this Agreement and, if applicable, the other Credit Documents evidencing the incorporation of such Most Favored Lender Provisions, it being agreed that any failure to make such request or to enter into any such amendment shall in no way qualify or limit the incorporation described in clause (i) of the immediately preceding sentence.”

(h)          Article IX of the Credit Agreement is hereby amended by adding the following new section immediately after Section 9.19:

“Section 9.20 Acknowledgment Regarding Any Supported QFCs.

To the extent that the Credit Documents provide support, through a guarantee or otherwise, of Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)          In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)          As used in this Section 9.20, the following terms shall have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)           a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)          a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)         a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(i)          Schedule 1.1(a)(i) of the Credit Agreement is hereby restated in its entirety as set forth in Schedule 1.1(a)(i) hereto.

(j)          Schedule 1.1(a)(ii) of the Credit Agreement is hereby restated in its entirety as set forth in Schedule 1.1(a)(ii) hereto.

Section 2.            Representations and Warranties.  The Credit Parties represent and warrant to the Lenders and the Administrative Agent as of the Amendment No. 2 Effective Date that:

(a)          At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in the Credit Documents are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct) with the same effect as if made on the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)          At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)          As of the Amendment No. 2 Effective Date, the information included in the Beneficial Ownership Certification provided on or prior to the Amendment No. 2 Effective Date to any Lender in connection with this Amendment is true and correct in all respects.

Section 3.            Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which:

(a)          the Administrative Agent (or its counsel) shall have received from the Credit Parties and the Lenders constituting the Required Lenders, a counterpart of this Amendment signed on behalf of each such party;

(b)          the Administrative Agent (or its counsel) shall have received the following (or their equivalent), each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of the Company as of the Amendment No. 2 Effective Date to be true and correct and in force and effect pursuant to a certificate in a form reasonably satisfactory to the Administrative Agent: (i) copies of the articles of incorporation or charter documents of the Company, certified by the secretary or assistant secretary of the Company as of the Amendment No. 2 Effective Date to be true and correct and in force and effect pursuant to a certificate in a form reasonably satisfactory to the Administrative Agent, and that the articles or charter documents are in full force and effect; (ii) copies of resolutions of the board of directors of the Company approving and adopting this Amendment (including the transactions contemplated herein) and authorizing execution and delivery hereof; (iii) copies of the bylaws, operating agreement or partnership agreement of the Company, and that such by-laws, operating agreements or partnership agreements are in full force and effect; and (iv) copies, where applicable, of a certificate of good standing of the Company in its state of organization, certified as of a recent date by the appropriate Governmental Authorities of the applicable state of organization;

(c)          the representations and warranties set forth in Section 2 hereof shall be true and correct and the Administrative Agent shall have received a certificate of a Responsible Officer to such effect;

(d)          the Company shall have paid all expenses due and payable pursuant to Section 4 hereof; and

(e)          to the extent requested by the Administrative Agent or any Lender not less than five (5) days prior to the Amendment No. 2 Effective Date, the Lenders shall have received a Beneficial Ownership Certification in relation to the Company.

Section 4.            Fees and Expenses.  The Company agrees to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

Section 5.            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.            Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.            Effect of Amendment.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment.  The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, but rather constitute a modification thereof pursuant to the terms contained herein.  This Amendment constitutes a Credit Document.

Section 9.            Acknowledgement and Consent. (a) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment.  Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Credit Party Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).

(b)          Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c)          Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	WRKCO INC.

	By:	/s/ John D. Stakel
		Name:	John D. Stakel
		Title:	Senior Vice President and Treasurer

GUARANTORS:	WESTROCK RKT, LLC

	By:	/s/ John D. Stakel
		Name:	John D. Stakel
		Title:	Senior Vice President and Treasurer

WESTROCK MWV, LLC

By:	/s/ John D. Stakel
	Name:	John D. Stakel
	Title:	Senior Vice President and Treasurer

WESTROCK COMPANY

By:	/s/ John D. Stakel
	Name:	John D. Stakel
	Title:	Senior Vice President and Treasurer

[Signature Page to WRKCo Amendment No. 2]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ Kay Reedy
		Name:	Kay Reedy
		Title:	Managing Director

[Signature Page to WRKCo Amendment No. 2]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Erron Powers
		Name:	Erron Powers
		Title:	Director

[Signature Page to WRKCo Amendment No. 2]

LENDER:	CoBank, ACB, as a Lender

	By:	/s/ Matthew Brill
		Name:	Matthew Brill
		Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	PNC Bank, National Association, as a Lender

	By:	/s/ Jeffrey Mills
		Name:	Jeffrey Mills
		Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

	By:	/s/ Claire Laury
		Name:	Claire Laury
		Title:	Executive Director

By:	/s/ Jennifer Smith
	Name:	Jennifer Smith
	Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	TD BANK, N.A. as a Lender

	By:	/s/ Uk-Sun Kim
		Name:	Uk-Sun Kim
		Title:	Senior Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	ING Bank, a branch of ING-DiBa AG, as a Lender

	By:	/s/ Nikola Kopp
		Name:	Nikola Kopp
		Title:	Director

By:	/s/ W. Jansen
	Name:	W. Jansen
	Title:	Director

[Signature Page to WRKCo Amendment No. 2]

SUNTRUST BANK, as a Lender

By:	/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	Fifth Third Bank, National Association, as a Lender

	By:	/s/ Jonathan James
		Name:	Jonathan James
		Title:	Managing Director

[Signature Page to WRKCo Amendment No. 2]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Jonathan F. Lindvall
		Name:	Jonathan F. Lindvall
		Title:	Senior Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	Citibank, N.A., as a Lender

	By:	/s/ Susan Olsen
		Name:	Susan Olsen
		Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	Bank of China, New York Branch, as a Lender

	By:	/s/ Raymond Qiao
		Name:	Raymond Qiao
		Title:	Executive Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	Branch Banking and Trust Company, as a Lender

	By:	/s/ Ketak Sampat
		Name:	Ketak Sampat
		Title:	Senior Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	The Bank of East Asia, Limited, New York Branch, as a Lender

	By:	/s/ Kitty Sin
		Name:	Kitty Sin
		Title:	SVP

By:	/s/ Danny Leung
	Name:	Danny Leung
	Title:	SVP

[Signature Page to WRKCo Amendment No. 2]

LENDER:	Citizens Bank, N.A., as a Lender

	By:	/s/ Tyler Stephens
		Name:	Tyler Stephens
		Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]

Commerzbank AG, New York Branch, as a Lender

By:	/s/ Pedro Bell
	Name:	Pedro Bell
	Title:	Managing Director

By:	/s/ Veli-Matti Ahonen
	Name:	Veli-Matti Ahonen
	Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	People's United Bank, National Association as a Lender

	By:	/s/ Darci Buchanan
		Name:	Darci Buchanan
		Title:	Senior Vice President

[Signature Page to WRKCo Amendment No. 2]

LENDER:	Bayerische Landesbank, New York Branch, as a Lender

	By:	/s/ Matthew DeCarlo
		Name:	Matthew DeCarlo
		Title:	Senior Director

By:	/s/ Elke Videgain
	Name:	Elke Videgain
	Title:	Vice President

[Signature Page to WRKCo Amendment No. 2]